Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated September 29, 2023

to the currently effective Summary Prospectus, dated May 1, 2023, as may be supplemented from time to time, for

Series N (Managed Asset Allocation Series) (the "Fund")

This supplement provides updated information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Adrian Bachman (Director and Portfolio Manager) is added as a portfolio manager of the Fund. No other changes to the portfolio management team for the Fund are being made. Accordingly, references to the portfolio managers for the Fund are updated to reflect the change described above effective immediately.

Please Retain This Supplement for Future Reference

VTSN-SUMSUP-0923x0524